UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Inhibitor Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 15, 2026

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibitor Therapeutics, Inc. (the “Company”), will be held virtually via the Internet at www.virtualshareholdermeeting.com/HPPI2026 on September 15, 2026 at 10 a.m. Eastern time for the following purposes:

1.	To elect Francis E. O’Donnell, Samuel J. Sears, Niraj Vasisht, Michelle Yanez, Michael Jerman and Ronald E. Osman (the “Director Nominees”) to serve on the Company’s board of directors (the “Board”) for a term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.	To ratify the appointment by the Board of Cherry Bekaert LLP (“Cherry”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

3.	To approve the 2025 Share Incentive Plan (the “Incentive Plan Proposal”);

4.	To hold an advisory vote on executive compensation (the “Say-on-Pay Proposal”);

5.	To hold an advisory vote on the frequency of future advisory votes on executive compensation (the “Frequency Proposal”);

6.	To approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice (the “Notice”). All stockholders are invited to attend the meeting. The record date for the Annual Meeting is July 20, 2026. Only stockholders owning shares of common stock of record at the close of business on that date are entitled to notice of and to vote at the meeting.

The solicitation of proxies is made by the Company. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast on the internet. No physical meeting will be held.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to Be Held on September 15, 2026

at 10 a.m. Eastern Time

virtually via the Internet at www.virtualshareholdermeeting.com/HPPI2026.

The Proxy Statement is available at www.proxyvote.com

Proxy materials, including this Notice, the Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, will be first sent to stockholders on or about August 17, 2026.

By Order of the Board of Directors,

/s/ Francis E. O’Donnell
Francis E. O’Donnell
Chief Executive Officer
Tampa, Florida
August 17, 2026

You are cordially invited to attend the virtual annual meeting. Whether or not you expect to attend the virtual annual meeting, please complete, date, sign and return the enclosed proxy, or vote by phone or online as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience.

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Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement and the materials accompanying this Proxy Statement contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company’s expectations or beliefs concerning future events. All statements other than statements of historical facts contained in this Proxy Statement and the accompanying materials, including statements regarding our future results of operations and financial position, strategies and plans, and our expectations for future operations and results of operations, are forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “aim,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or derivatives of these words or other words of similar meaning regarding the future. These forward-looking statements rely on assumptions and involve significant risks and uncertainties, many of which are beyond the Company’s control, including, but not limited to, factors detailed in this Proxy Statement and under Part I, “Item 1A. Risk Factors” and in other sections of our most recent Annual Report on Form 10-K for the year ended December 31, 2025 (which you are receiving along with this Proxy Statement), and in our other subsequent filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated in the applicable forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, the Company undertakes no duty to update or revise any forward-looking statement.

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3014 W. Palmira Avenue, Suite 302
Tampa, FL 33629

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 15, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Inhibitor Therapeutics, Inc. (“Inhibitor” or the “Company”) is sending you these proxy materials because the Board of Directors (the “Board”) of Inhibitor is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement (the “Proxy Statement”). However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the related proxy card, or follow the instructions below to submit your proxy by phone or online.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via the virtual meeting website at www.virtualshareholdermeeting.com/HPPI2026. Hosting a virtual meeting enables increased stockholder attendance since stockholders can participate from any location around the world. Stockholders can vote via the internet in advance or during the virtual Annual Meeting.

What is included in these materials?

These materials include the notice (the “Notice”), this Proxy Statement, a proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report).

On what matters am I voting?

There are six matters scheduled for a vote at the Annual Meeting:

1.	To elect Francis E. O’Donnell, Samuel J. Sears, Niraj Vasisht, Michelle Yanez, Michael Jerman and Ronald E. Osman (the “Director Nominees”) to serve on the Board for a term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified (the “Director Election Proposal”);

2.	To ratify the appointment by the Board of Cherry Bekaert LLP (“Cherry”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

3.	To approve the 2025 Share Incentive Plan (the “Incentive Plan Proposal”);

4.	To hold an advisory vote on executive compensation (the “Say-on-Pay Proposal”);

5.	To hold an advisory vote on the frequency of future advisory votes on executive compensation (the “Frequency Proposal”);

6.	To approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting.

The Board recommends that stockholders vote “For” each of the Director Nominees, “For” 3 Years under the Frequency Proposal, and “For” the Incentive Plan Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal and the Adjournment Proposal.

How do I attend the virtual Annual Meeting?

This annual meeting will be a completely virtual meeting. There will be no physical meeting. The meeting will only be conducted via live webcast.

You will be able to attend the Annual Meeting via live audio webcast by visiting Inhibitor’s virtual meeting website at www.virtualshareholdermeeting.com/HPPI2026 on September 15, 2026, at 10 a.m., Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit control number provided to you with these Proxy Materials for the Annual Meeting. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com. The meeting will begin promptly at 10 a.m., Eastern Time on September 15, 2026.

Even if you plan to attend the virtual Annual Meeting, the Company recommends that you vote your shares of common stock, par value $0.0001 per share (“Common stock”) in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How do I gain admission to the virtual Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder owning shares of Common Stock of record as of the record date for the Annual Meeting, which is July 20, 2026, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, and may vote and submit a question during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/HPPI2026 and using your 16-digit control number to enter the Annual Meeting.

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Who can vote at the Annual Meeting?

Only stockholders owning shares of Common Stock of record at the close of business on July 20, 2026 will be entitled to vote at the Annual Meeting. As of July 20, 2026, there were 173,791,968 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 20, 2026 your shares of Common Stock were registered directly in your name with Inhibitor’s transfer agent, Equinity Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by going to the virtual meeting website or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company urges you to fill out and return the related proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 20, 2026 your shares of Common Stock were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of such shares held in “street name” and proxy materials should be forwarded to you by that organization, which notice will contain instructions on how you may direct the voting of your shares and how to access and participate in the Annual Meeting. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares of Common Stock in your account.

How do I ask questions?

If you would like to submit a question in advance of the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/HPPI2026. Please note that questions that are pertinent to meeting matters will be answered during the meeting, subject to time constraints, and questions regarding personal matters or others that are not pertinent to meeting matters will not be answered.

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What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to each of the Incentive Plan Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal and the Adjournment Proposal, you may vote for “For” or “Against” or you may “Abstain” from voting. With respect to the Director Election Proposal you may vote “For All,” “Withhold All” or “For All Except.” With the Frequency Proposal you may vote “1 Year,” “2 Years,” “3 Years” or “Abstain.”

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

Stockholders of record may vote their shares of Common Stock (i) electronically at the virtual Annual Meeting, or (ii) by proxy by mail, telephone or Internet. Whether or not you plan to attend the virtual Annual Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/HPPI2026. You will be able to attend the Annual Meeting online and vote your shares electronically until voting is closed.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/HPPI2026. You will be able to attend the Annual Meeting online and vote your shares electronically until voting is closed. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

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Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What are the voting rights of my Common Stock?

On each matter to be voted upon at the Annual Meeting, holders of Common Stock, each have one vote for each share owned as of July 20, 2026.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card by mail, by phone, online or virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, they will not have the authority to vote your shares on any of the proposals other than the Auditor Ratification Proposal. It is important that you cast your vote on all matters.

Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of the State of Delaware, the Company’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current Delaware law requirements and the Company’s Certificate of Incorporation and by-laws.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the Say-on- Pay Proposal, the Incentive Plan Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, “For” each of the Director Nominees, and “3 Years” for the Frequency Proposal If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in the proxy materials to ensure that all of your shares are voted.

I share an address with another stockholder and we received only one printed copy of the proxy materials. How may I obtain an additional Copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the Securities and Exchange Commission (the “SEC”) has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

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To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Inhibitor Therapeutics, Inc.
3014 W. Palmira Avenue, Suite 302
Tampa, FL 33629
Attention: Chief Executive Officer
Telephone: 813-864-2562

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by phone or online.

●	You may send a timely written notice that you are revoking your proxy to Inhibitor’s Chief Executive Officer at 3014 W. Palmira Avenue, Suite 302 Tampa, FL 33629.

●	You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting without voting virtually will not, by itself, revoke your proxy.

Your most current proxy card or proxy submitted by phone or online is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes and any broker non-votes and abstentions for each of the proposals. For each proposal, broker non-votes will have no effect and will not be counted toward the vote total.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, reverse stock splits, stockholder proposals, elections of directors (even if not contested) and, executive compensation, including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. The ratification of the selection of a company’s independent registered public accounting firm is generally considered to be “routine” and brokers, banks or other nominees generally have discretionary voting power with respect to such proposals although not all brokers and nominees may choose to exercise that discretion. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

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How many votes are needed to approve each proposal?

Regarding Proposal 1, the Director Election Proposal, the Board’s nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, and which did not abstain. This means that if each of the nominees receives one or more votes, he or she will be elected as a director.

Regarding the remaining proposals, except the Frequency Proposal, each such proposal must receive “For” votes from the holders of a majority of votes casted at the Annual Meeting. For the Frequency Proposal, the option with the highest votes from the holders of votes casted at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

Assuming a quorum is present, abstentions will have no effect on any of the proposals.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum is present if stockholders holding a majority of the outstanding shares of Common Stock entitled to vote are present at the Annual Meeting in person or represented by proxy. As of July 20, 2026, there were at total of 173,791,968 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 86,895,985 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) by mail, by phone or online or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman may adjourn the Annual Meeting to another date.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

Do I have appraisal rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that the Company expects to file within four business days after the Annual Meeting. If final voting results are not available to the Company in time to file a Form 8-K within four business days after the Annual Meeting, it intends to file a Form 8-K to publish preliminary results and, within four business days after the final results are known, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The Proxy Statement is available at www.proxyvote.com.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy materials or the enclosed proxy card you should contact the Company’s at the following address and telephone number: 3014 W. Palmira Avenue, Suite 302, Tampa, FL 33629, 813-864-2562.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Additional Information.”

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PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Introduction

Each of Francis E. O’Donnell, Samuel J. Sears, Niraj Vasisht, Michelle Yanez, Michael Jerman and Ronald E. Osman, are incumbent directors whose term of office expires as of the Annual Meeting, and have been nominated by the Board for re-election at the Annual Meeting. If elected at the Annual Meeting, each of the nominees will serve until the 2027 Annual Meeting of Stockholders or until their successors are elected and qualified.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

The following sets forth the biographical background information for our Director Nominees:

Francis E. O’Donnell. is the founder of several specialty pharmaceutical companies. He is the founder of BioDelivery Sciences Int. Inc (BDSI: NASDAQ) and served in various leadership positions including President, CEO, Executive Chairman, and Chairman at the Company. BDSI was acquired by Collegium Pharmaceuticals in April 2022. He is also the founder of Repurposed Therapeutics, Inc (RPTI dba Defender Pharma). RPTI is a privately-held pharma company which has partnered with the Dept. of Defense and the National Aeronautical and Space Administration (NASA) to develop pharmaceuticals (such as intranasal scopolamine for the prevention of motion sickness) and chemical countermeasures to address unmet medical needs in operational personnel. Since September 2014, he has served as Executive Chairman. Dr. O’Donnell is also the founder of Inhibitor Therapeutics, Inc. (then called Hedgepath Pharmaceuticals, Inc. with OTCQB stock symbol HPPI) where he served as Executive Chairman until 2016. Dr. O’Donnell is a graduate of the Johns Hopkins university (BS) and the JHU School of Medicine (MD). He received his specialty training at the Wilmer Ophthalmologic Institute. He is the former Professor and Chairman of the Dept. of Ophthalmology, St. Louis University School of Medicine. He served on the Board of Trustees of St. Louis University for over 17 years. He is an inventor or co-inventor on over twenty patents, including patents assigned to the Company. We believe that Mr. O’Donnell is qualified to serve both as a member of our management team and the Board because of his extensive experience and background in pharmaceutical development in public and private companies.

Samuel J. Sears. has been a corporate attorney for over 40 years and is currently Of Counsel to the Boston law firm Cetrulo LLP, a position he has held since 2019; he was Managing Partner of that firm from 2006 through 2018. He was also Managing Partner of the Boston law firm Burns & Levinson from 1981 to 1993. Mr. Sears has extensive experience as a member of the Board of Directors of publicly owned corporations. He was a Director of Hedgepath Pharmaceuticals, Inc. (predecessor of the Company) and its predecessor, Commonwealth Biotechnologies, Inc. from 1998 to 2017, serving as Chairman of its Compensation Committee from 2012 to 2017. He has been a Director of six other publicly owned corporations, including, most recently, BioDelivery Sciences International, Inc. (Chairman of the Compensation Committee) from 2011 to 2017. Mr. Sears is a 1965 graduate of Harvard College and a 1968 graduate of Boston College Law School. We believe that Mr. Sears is qualified to serve as a member of the Board because of his decades-long background in corporate law and breadth of experience as a director and compensation committee member and chair of public pharmaceutical companies.

Niraj Vasisht. has been the Chairman of the Board, President and CEO of Avior Bio Inc. (“Avior”) since March 2018. He has over thirty years of experience in the pharmaceutical industry. Under his leadership, he built Avior into a clinical-stage, a manufacturing-integrated pharmaceutical company that is developing a treatment for pruritus and skin inflammation for patients suffering from chronic liver and kidney diseases. Before Avior, Dr. Vasisht was the Chief Technology Officer at BioDelivery Sciences (BDSI). He spent 13 years in multiple roles and oversaw the development, approval, and manufacturing of Belbuca®, Bunavail®, and Onsolis® for the US and ROW market addition. Before BDSI, he was the Director at Southwest Research Institute, where he ran the pharmaceutical and nanomaterials business unit. At Southwest Research, he developed several drug delivery technologies and assisted the development of third-party commercial products, i.e., Citracal®, Meg-3®, and Probuphine®. Dr. Vasisht received a bachelor’s degree in chemical engineering from the Indian Institute of Technology, India, and a Doctorate in Chemical Engineering from Rensselaer Polytechnic Institute. He has over 25 US patents and numerous publications and authored a book on Microencapsulation and Controlled Release. We believe that Mr. Vasisht is qualified to serve as a member of the Board because of his extensive research and commercial-entity experience with formulation development, manufacturing compliance, as well as the creation, prosecution, and defense of pharma intellectual property.

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Michelle Yanez, MBA, is a senior financial executive with over 25 years of experience in public and privately held biotech, pharmaceuticals, and life science companies, including previously servicing as CFO of MIRA Pharmaceuticals, Inc. and Telomir Pharmaceuticals, Inc. (NASDAQ: MIRA/TELO). Ms. Yanez’ experience includes a broad range of responsibilities in a highly complex and regulated market. She also brings deep corporate governance experience through her work with corporate boards, including audit and finance committees and is qualified to serve on audit committees as a financial expert. Ms. Yanez held various positions, including the Director of Financial Reporting, of BioDelivery Sciences International, Inc., (Nasdaq: BDSI). In her role, she led financial offerings, managed due diligence for product acquisitions and financings and managed finance documents and filings for the tender offer, leading to the acquisition of BDSI in April 2022 for over $600M. Ms. Yanez is also Co-Founder and Chief Financial Officer of Santander Pharma Consulting, a privately held life sciences consulting firm that provides business development and commercial strategy services to pharmaceutical, medical device, and life science companies, offering guidance throughout all stages of commercial development, from inception to product launch, since February 2024. Ms. Yanez received her MBA from Rutgers School of Business, Cum Laude. We believe that Ms. Yanez is qualified to serve as a member of the Board because her many years of experience in public company accounting and SEC financial reporting, working with auditors and internal financial personnel.

Michael Jerman, MBA, serves as a Senior Partner and Chief Knowledge Officer of Numera. He has previously been a chief financial officer of multiple private equity-backed companies in the energy, Software as a Service (SaaS), and manufacturing industries, was a Captain with the United States Air Force and was a Director with PricewaterhouseCoopers (PwC) in the US and UK. He was a member of the PwC national office within the SEC PCAOB quality group supporting Europe and the EMEA regions with complex accounting and audit consultations. He has significant experience in a wide variety of technical accounting and finance matters as well as stakeholder management. He specialized in rapid project mobilization and deployment of skilled resources for emergency issues, design, and implementation of small to large scale assurance requirements and advisory projects. Mr. Jerman is a registered CPA in the state of Florida and received his MBA from the University of Oxford. We believe that Mr. Jerman is qualified to serve on the Board and as a qualified financial expert on the Company’s Audit Committee due to his substantial experience with the SEC PCAOB quality group at PwC and his experience assisting public reporting companies with their annual and quarterly requirements.

Ronald E. Osman is the founder of Ronald E. Osman & Associates, Ltd. He has been a licensed attorney for over 40 years, representing clients in a variety of issues before both state and federal courts. His practice has concentrated on complex civil litigation, including actions brought under the Federal False Claims Act which resulted in recovery of over $500 million for Medicare, Medicaid, and other federal health insurance programs. He has provided expert testimony to the United States Senate and numerous federal courts regarding the Federal False Claims Act and has been actively involved in drafting and modifying both federal and state legislation, including the Federal False Claims Act, Liability Standards for Medicare Contractors, and the Illinois Hydraulic Fracturing Regulatory Act. In addition to his law practice, Mr. Osman is Chairman of the Board of Cell Culture, Inc. (C3), one of the founders of Rural Health, Inc., a not-for-profit Illinois corporation that provides medical services to patients in southern Illinois counties, and he supports the efforts of several charitable not-for-profits in Missouri and Illinois. He has been involved in efforts with the United States Department of Health and Human Services and Federal Drug Administration related to standards for use in testing and approving cancer treatment methods. Prior to becoming an attorney, Mr. Osman served in the United States Marine Corp, where he was a Commanding Officer of Artillery Battery and Headquarters Company and received an Officer of the Deck qualification from the U.S. Navy. We believe that Mr. Osman is qualified to serve as a member of the Board because of his extensive legal background and deep expertise in government regulatory compliance.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, if each of the nominees receives a single “FOR” vote, he or she will be elected as a director.

THE BOARD RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

Introduction

At the Annual Meeting, our stockholders will be asked to ratify the appointment of Cherry to serve as our independent registered public accounting firm. The Board, through the Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accounting firm for fiscal year 2026. A representative of Cherry is not expected to be present at the Meeting.

Audit Fees.

The aggregate fees billed by Cherry for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2025 and 2024 totaled $72,650 and $84,200, respectively.

Audit-Related Fees.

There were no aggregate fees billed by Cherry for professional services for the years ended December 31, 2025 and December 31, 2024.

Tax Fees.

The aggregate fees billed by Cherry for professional services rendered for tax compliance, for the years ended December 31, 2025 and 2024 totaled $6,825 and $2,095, respectively.

All Other Fees.

None.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Required Vote

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3: INCENTIVE PLAN PROPOSAL

At the Annual Meeting, our shareholders will be asked to consider and vote upon a proposal to approve the Inhibitor Therapeutics, Inc. 2025 Equity Incentive Plan, which is referred to herein as the “2025 Plan,” a copy of which is attached to this Proxy Statement as Annex A.

On October 21, 2025, our Board adopted and approved the 2025 Plan, subject to stockholder approval. The 2025 Plan will become effective on the date it is approved by our stockholders at the 2026 Annual Meeting. If the 2025 Plan is not approved by our stockholders, it will not become effective and no awards will be granted thereunder.

Reasons for the Adoption of the 2025 Plan

Management has determined that it is in the best interests of the Company to adopt the 2025 Plan, pursuant to which we will be able to grant awards of options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent awards, and other stock- and cash-based awards.

Summary of Material Terms of the 2025 Plan

The following is a summary of the material features of the 2025 Plan. This summary is qualified in its entirety by the full text of the 2025 Plan, a copy of which is included as Annex A to this Proxy Statement.

Purpose

The purpose of the 2025 Plan is to enhance the ability of the Company to attract, retain and motivate persons who make important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

Eligibility

The Administrator may grant awards to any director, employee or consultant of the Company or its subsidiaries. Only employees are eligible to receive incentive stock options. As of the date of this Proxy Statement, approximately 12 individuals will be eligible to participate in the 2025 Plan, which includes approximately 5 non-employee directors, 5 employees, and 2 consultants.

Administration

The 2025 Plan will be administered by the Board or one more committees or subcommittees of the Board, which will be comprised, unless otherwise determined by the Board, solely of not less than two members who will be non-employee directors or any officer that has been delegated administrative authority pursuant to the 2025 Plan for the duration such delegation is in effect (collectively, the “Administrator”). The Administrator will have full power to (i) determine fair market value; (ii) select the service providers to whom awards may be granted; (iii) determine the type or types of awards to be granted to participants; (iv) approve forms of award agreements; (v) determine the terms and conditions, not inconsistent with the terms of the 2025 Plan, of any award; (vi) construe and interpret the terms of the 2025 Plan, any award agreement, and awards granted pursuant to the 2025 Plan; (vii) prescribe, amend, and rescind rules and regulations relating to the 2025 Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws; (viii) modify or amend each award, including the discretionary authority to extend the post-termination exercisability of awards and to accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions; (ix) allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares or cash to be issued upon exercise or vesting of an award that number of shares or cash having a fair market value equal to the amount required to be withheld; (x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an award previously granted by the Administrator; (xi) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under an award, subject to compliance with (or exemption from) Code Section 409A; (xii) determine whether awards will be settled in cash, shares, other securities, other property, or in any combination thereof; (xiii) determine whether awards will be adjusted for dividend equivalents; (xiv) create other stock-based awards for issuance under the 2025 Plan; (xv) impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a participant or other subsequent transfers by the participant of any securities issued as a result of or under an award; and (xiv) make any other determination and take any other action that the administrator deems necessary or desirable for the administration of the 2025 Plan.

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Share Reserve

The maximum aggregate number of shares of our common stock (“Shares”) that may be issued under the 2025 Plan is the sum of (A) 20,000,000, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2035, equal to the lesser of (i) 1% of the Shares issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board.

10,000,000 Shares may be issued upon the exercise of incentive stock options.

Upon payment in Shares pursuant to the exercise or settlement of an award, the number of Shares available for issuance under the 2025 Plan will only be reduced by the number of Shares actually issued in such payment. If a participant pays the exercise price (or purchase price, if applicable) of an award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of Shares so tendered or withheld will again be available for issuance as future awards under the 2025 Plan, although such Shares will not be again available as incentive stock options. Shares under the 2025 Plan will not be deemed to have been issued with respect to any portion of an award that is settled in cash. If any outstanding award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such award or such forfeited or repurchased Shares will again be available for grant under the 2025 Plan. Additionally, Shares issued as “substitute awards” (as defined in the 2025 Plan) will not count against the 2025 Plan’s share limit, except substitute awards that are incentive stock options will count against the incentive stock option limit.

The share reserve described herein may be subject to certain adjustments in the event of certain changes in the capitalization of the Company (see Equitable Adjustments below).

Annual Limitation on Awards to Non-Employee Directors

The 2025 Plan contains a limitation whereby the value of all awards under the 2025 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $400,000 for the first calendar year a non-employee director is initially appointed to the Board, and $300,000 in any other calendar year.

Types of Awards

The 2025 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”).

Stock Options. The 2025 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2025 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2025 Plan.

The exercise price of each option will be determined by the Administrator, but such exercise price may not be less than 100% of the fair market value of one Share on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such Share’s fair market value. The term of each option will be set by the Administrator and may not exceed ten (10) years from the date of grant (or five (5) years for an incentive stock option granted to a 10% or greater stockholder). The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

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Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the Administrator, by surrender of other Shares that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company, by broker-assisted cashless exercise, by delivery of a notice of “net exercise” to the Company, such other consideration and method of payment to the extent permitted by applicable law, or any combination of the foregoing methods of payment.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to Shares or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the Administrator and which will be at least equal to the fair market value of a Share on the grant date. The term of each stock appreciation right will be set by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of Shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive cash dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive Shares at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in Shares, cash, other securities, other property, or a combination of the foregoing, as determined by the Administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2025 Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2025 Plan and/or cash awards made outside of the 2025 Plan. The Administrator shall have authority to determine the service providers to whom and the time or times at which other stock-based awards shall be made, the amount of such other stock-based awards, and all other conditions of the other stock-based awards including any dividend and/or voting rights.

Vesting

Each award may or may not be subject to vesting, a period of restriction, and/or conditions as the Administrator may determine. Vesting will occur, in full or in installments, upon satisfaction of the conditions specified in the award agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. An award agreement may provide for accelerated vesting upon certain specified events.

Performance criteria for an award subject to performance-based conditions may be based on the attainment of specific levels of performance of the Company (and/or one or more subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more subsidiaries as a whole or any business unit(s) of the Company and/or one or more subsidiaries or any combination thereof, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator deems appropriate, or as compared to various stock market indices.

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Unless otherwise set forth in an individual award agreement, each award will vest over a three-year period, with one-third of the award vesting on the first annual anniversary of the date of grant and the remaining portion vesting quarterly thereafter.

Repricing

Except for a repricing approved by stockholders or made pursuant to an equitable adjustment, in no case may the Administrator (i) amend an outstanding stock option or stock appreciation right award to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for a stock option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

It is a condition to each award under the 2025 Plan that a participant or such participant’s successor must make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any award granted under the 2025 Plan. The Company will not be obligated to issue any Shares or make any cash payment under the 2025 Plan unless a participant has made satisfactory arrangements for his or her tax obligations.

Equitable Adjustments

In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Plan, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the 2025 Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits of the 2025 Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a participant to have the right to exercise an award, to the extent applicable, until ten days prior to such transaction, including Shares as to which the award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any award will lapse, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an award will terminate immediately prior to the consummation of such proposed action.

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Change in Control

In the event of a change in control, each outstanding award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the award, the participant will vest in and have the right to exercise the award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If an option is not assumed or substituted in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option will be exercisable, to the extent vested, for a period of up to fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. An award will be considered assumed if, following the change in control, the award confers the right to purchase or receive, for each Share subject to the award immediately prior to the change in control, the consideration (whether shares, cash, or other securities or property) received in the change in control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the change in control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the change in control. An award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-change in control corporate structure will not be deemed to invalidate an otherwise valid award assumption.

Transferability of Awards

Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant.

Term

The 2025 Plan will become effective when approved by our shareholders, and, unless terminated earlier, the 2025 Plan will continue in effect until October 21, 2035.

Amendment and Termination

Our Board may amend, alter, suspend or terminate the 2025 Plan at any time. No amendment or termination of the 2025 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of Shares available for issuance under the 2025 Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2025 Plan.

Recoupment Policy

All awards granted under the 2025 Plan, all amounts paid under the 2025 Plan, and all Shares issued under the 2025 Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy.

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Form S-8

The Company intends to file with the SEC a registration statement on Form S-8 covering the Shares issuable under the 2025 Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2025 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2025 Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2025 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If Shares issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such Shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If the Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares at exercise (or, if less, the amount realized on a sale of such Shares) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering Shares.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the Shares issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering Shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the Shares over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The current federal income tax consequences of other awards authorized under the 2025 Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the Shares over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units and other stock-based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

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The participant’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2025 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

New Plan Benefits

The Company previously granted each Director Nominee 50,000 shares of restricted stock under the 2025 Plan, subject to stockholder approval of the 2025 Plan. Following stockholder approval of the 2025 Plan, the following awards are expected to made on an annual basis:

Inhibitor Therapeutics, Inc. 2025 Equity Incentive Plan
Name and position	Dollar value ($)	Number of units
Francis E. O’Donnell, Executive Chairman of the Board and Chief Executive Officer	$3,000	50,000
Samuel J. Sears, Director	$3,000	50,000
Niraj Vasisht, Director	$3,000	50,000
Michelle Yanez, Director	$3,000	50,000
Michael Jerman, Director	$3,000	50,000
Ronald E. Osman, Director	$3,000	50,000

Required Vote

The Incentive Plan Proposal requires the requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4: SAY-ON-PAY PROPOSAL

Our stockholders are being provided the opportunity to cast a non-binding, advisory vote (commonly known as “say on pay”) on the compensation of the executive officers named in the “Summary Compensation Table” below (collectively, the “NEO”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEO and the executive compensation policies and practices described in this Proxy Statement, through consideration of the following non-binding advisory resolution:

“RESOLVED, that the stockholders advise that they approve the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and related narrative discussion.”

Our executive compensation program is designed to attract, reward and retain talented executives to lead our company in a highly competitive market, while maximizing shareholder returns. We believe that our compensation program, which ties a significant portion of pay to performance, provides competitive compensation to our executives and utilizes components that align the interests of our executives with stockholders. We believe this approach helps make our management team a key driver in the company’s market leadership and financial performance. Please see the compensation tables and related narrative discussion relating to compensation paid to our named executive officers.

Management recommends a vote “FOR” this resolution as it believes that our executive compensation is fair and reasonable and allows us to attract and retain qualified executives.

Required Vote

Approval of the Say-on-Pay Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: FREQUENCY PROPOSAL

The Dodd-Frank Act requires that we, as a company that is subject to the SEC’s proxy rules and regulations, hold a stockholder vote to indicate, on an advisory basis, how frequently we should seek an advisory vote on the compensation of our NEO, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Frequency Proposal, stockholders may indicate whether they would prefer an advisory vote on NEO compensation once every one, two, or three years (or stockholders may abstain).

After careful consideration of this Frequency Proposal, our Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative at this time, and therefore our Board recommends that stockholders vote for a three-year interval for the advisory vote on executive compensation.

Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when they vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives most of the votes casted for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Company or our Board, and our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option selected by the stockholders.

Required Vote

The option with the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

THE BOARD RECOMMENDS A VOTE FOR “THREE YEARS” UNDER THE PROPOSAL 5.

PROPOSAL 6: ADJOURNMENT PROPOSAL

The Annual Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the other proposals.

The Company is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the other proposals.

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of this Proposal 6 requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 6.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Board Committees and Director Independence — Audit Committee.” Under the Audit Committee’s charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Cherry, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Samuel J. Sears Niraj Vasisht Michelle Yanez Michael Jerman(Chair)

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2025 and 2024. Individuals we refer to as our “named executive officers” include our Executive Chairman and Chief Executive Officer and our Interim Chief Financial Officer, Secretary and Treasurer.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)		Total ($)
Francis E. O’Donnell	2025	598,000	507,363	-	-	-	-	13,267		1,118,630
Executive Chairman and Chief Executive Officer	2024	598,000	506,598	3,500	-	-	-	29,788	(2)	1,137,886

James A. McNulty	2025	200,000	138,487	-	-	-	-	24,087		362,574
Interim Chief Financial Officer, Secretary and Treasurer	2024	200,000	138,487	-	6,700	-	-	14,569		359,756

(1)	Amounts include medical reimbursements and health insurance premiums paid.
(2)	Amounts also include compensation received for serving as Chairman of the Board

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Except as set forth below, we currently have no written employment agreements with any of our officers, directors, or key employees.

Francis E. O’Donnell, Executive Chairman and Chief Executive Officer

On December 13, 2022, pursuant to Dr. O’Donnell’s appointment as Executive Chairman of the Board and Chief Executive Officer, the Company entered into an employment agreement with Dr. O’Donnell (the “FEO Employment Agreement”). In addition to his duties as a director and officer of the Company, Dr. O’Donnell’s duties include clinical development, corporate development, intellectual property, and licensing. The FEO Employment Agreement is not for a definite time period, but rather, will continue until terminated in accordance with its terms. Pursuant to the FEO Employment Agreement, Dr. O’Donnell will earn $598,000 per year. Dr. O’Donnell is entitled to a sign-on bonus for his services related to the change of control of the Company. In addition, Dr. O’Donnell is eligible to receive a discretionary annual bonus based on his achievement of performance objectives as mutually agreed between Dr. O’Donnell and the Board. The FEO Employment Agreement further provides that Dr. O’Donnell is entitled to participate in any employee benefit plans that the Company has adopted or may adopt. Dr. O’Donnell did not receive any equity compensation in connection with his appointment as Executive Chairman and CEO of the Company.

The FEO Employment Agreement is terminable for “Cause” (as defined in the FEO Employment Agreement) or without “Cause” by the Company, and for “Good Reason” (as defined in the FEO Employment Agreement) or voluntarily by Dr. O’Donnell. In the event of Dr. O’Donnell death or disability, or termination for “Cause” by the Company or without “Good Reason” by Dr. O’Donnell, Dr. O’Donnell (or his estate) is entitled to receive any unpaid base salary through the termination date, reimbursement for unreimbursed business expenses, accrued but unused vacation time in accordance with the Company’s policy and any other payments or benefits that Dr. O’Donnell as entitled to in accordance with any Company benefit plans (collectively, the “Accrued Benefits”). Upon termination without “Cause” (other than by reason of death or disability) or resignation for “Good Reason,” Dr. O’Donnell will be entitled to receive an amount equal to two times the sum of his annual base salary and target annual bonus, in addition to all Accrued Benefits. Any outstanding unvested securities owned by Dr. O’Donnell on the termination date will vest (or terminate) in accordance with the terms of such grant.

James A. McNulty, Interim Chief Financial Officer, Treasurer and Secretary

On December 13, 2022, pursuant to Mr. McNulty’s appointment as Interim Chief Financial Officer and Treasurer, the Company entered into an employment agreement with Mr. McNulty (the “JAM Employment Agreement”). The JAM Employment Agreement is not for a definite time period, but rather, will continue until it is terminated in accordance with its terms. Pursuant to the JAM Employment Agreement, Mr. McNulty will earn $200,000 per year. Mr. McNulty is entitled to a sign-on bonus for his services related to the change of control of the Company. In addition, Mr. McNulty is eligible to receive a discretionary annual bonus based on his achievement of performance objectives as mutually agreed between Mr. McNulty and the Board. The JAM Employment Agreement further provides that Mr. McNulty is entitled to receive a long-term incentive bonus and participate in any employee benefit plans that the Company has adopted or may adopt.

The JAM Employment Agreement is terminable for any or no particular reason or cause, In the event of termination of the JAM Employment Agreement by either party, Mr. McNulty (or his estate) is entitled to receive any unpaid base salary through the termination date, reimbursement for unreimbursed business expenses, accrued but unused vacation time in accordance with the Company’s policy and any other payments or benefits that Mr. McNulty as entitled to in accordance with any Company benefit plans. Any outstanding unvested securities owned by Mr. McNulty on the termination date will vest (or terminate) in accordance with the terms of such grant.

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Outstanding equity awards

The following table summarizes outstanding unexercised options held by each of our named executive officers and directors, as of December 31, 2025. There were no outstanding unvested stock or equity incentive plan awards held by our named executive officers, as of December 31, 2025.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)

Samuel J. Sears Jr.	150,000	-	-	$0.24	July 1, 2026	-	-	-	-

James A. McNulty	150,000	-	-	$0.24	July 1, 2026	-	-	-	-
	100,000	-	-	$0.08	March 15, 2034	-	-	-	-

2014 Equity Incentive Plan

In July 2014, our Board adopted our EIP. On September 30, 2014, the EIP was approved by the majority of stockholders pending delivery of required notice to all Company stockholders.

The purpose of our EIP was to attract and retain directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The EIP was administered by the Compensation Committee of our Board or by the full Board, which may determine, among other things, (a) the persons who are to receive awards, (b) the type or types of awards to be granted to such persons, (c) the number of shares of common stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with the awards, (d) the terms and conditions of any awards, (e) whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares of common stock, other securities, other awards or other property, or cancelled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, cancelled, forfeited, or suspended, (f) whether, to what extent, and under what circumstances the delivery of cash, shares of common stock, other securities, other awards or other property and other amounts payable with respect to an award, (g) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the EIP and any instrument or agreement relating to, or award granted under, the EIP, (h) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee deems appropriate for the proper administration of the EIP, (i) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and (j) make any other determination and take any other action that the compensation committee deems necessary or desirable for the administration of the EIP.

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In the event of a change of control event, (i) all of the then outstanding options and stock appreciation rights granted pursuant to the EIP will immediately vest and become immediately exercisable as of a time prior to the change in control, (ii) any performance goal restrictions related to an award will expire as of a time prior to the change in control and (iii) any performance periods that relating to an award which have not yet expired on the date the change in control occurs will end on such date, and the compensation committee will (a) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (b) cause the relevant participant to receive partial or full payment of awards for each such performance period based upon the compensation committee’s determination of the degree of attainment of the performance goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the compensation committee.

In addition, subject to our Equity Holders Agreement, our Board may amend our EIP at any time. However, without stockholder approval, our EIP may not be amended in a manner that would:

●	increase the number of shares that may be issued under our EIP;

●	materially modify the requirements for eligibility for participation in our EIP;

●	materially increase the benefits to participants provided by our EIP; or

●	otherwise disqualify our EIP for coverage under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under our EIP may not be impaired or affected by any amendment of our EIP, without the consent of the affected grantees.

2025 Equity Incentive Plan

On October 21, 2025, our Board approved the 2025 Plan. The purpose of our EIP was to attract and retain directors, officers, consultants, advisors, and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The 2025 Plan will be administered by the Board or one more committees or subcommittees of the Board, which will be comprised of not less than one member (collectively, the “Administrator”). The Administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of the 2025 Plan, subject to the 2025 Plan’s express terms and conditions. The Administrator will also set the terms and conditions of all awards under the 2025 Plan, including any vesting and vesting acceleration conditions.

The maximum aggregate number of shares of the Company’s common stock that may be issued under the 2025 Plan is the sum of (A) 20,000,000, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2035, equal to the lesser of (i) 1% of the Shares issued and outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board. The 2025 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock- or cash-based awards. The Company plans to solicit/receive shareholder approval within 12 months of the effective date of adoption of the 2025 Plan by the Board. Plan provides that if such approval is not timely received the 2025 Plan terminates, as do any awards made thereunder.

Option Exercises and Stock Vested

There were no options exercised by the executive officers during the years ended December 31, 2025 or 2024.

Pension Benefits

None of our employees participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our company’s best interest.

Non-qualified Deferred Compensation

None of our employees participate in or have account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified compensation benefits in the future if it determines that doing so is in our company’s best interest.

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Compensation of Directors

The following table sets forth all compensation paid to our Board members during the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Samuel J. Sears Jr.	$20,000	$3,000	-	-	-	-	$23,000
Niraj Vasisht	$20,000	$3,000	-	-	-	-	$23,000
Michelle Yanez	$20,000	$3,000	-	-	-	-	$23,000
Michael Jerman	$20,000	$3,000	-	-	-	-	$23,000
Ronald E. Osman	$20,000	$3,000	-	-	-	-	$23,000

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure, as it applies to smaller reporting companies, regarding executive “Compensation Actually Paid” (“CAP”), as calculated under applicable SEC rules, for our principal executive officer (“PEO”) and our other named executive officers (“non-PEO NEOs”) and certain financial performance measures for the fiscal years ended December 31, 2025, 2024 and 2023.

In determining the CAP to our PEO and the CAP to our non-PEO NEOs, we are required to make various adjustments to the total compensation amounts that have been reported in the Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required in the SCT. Information regarding the methodology for calculating CAP to our PEO and the CAP to our non-PEO NEOs, including details regarding the amounts that were deducted from, and added to, the SCT totals to arrive at the values presented for CAP, are provided in the footnotes to the table.

The Company is a smaller reporting company and is not required to disclose the total shareholder return for our peer group or to disclose the company-selected measure or the tabular list of our most important financial performance measures.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1) (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (2)	Net Loss

2025	$1,115,438	$1,115,438	$353,364	$353,364	$45.55	$(3,300,337)
2024	$1,137,886	$1,137,886	$359,756	$359,756	$60.83	$(3,339,201)
2023	$1,089,337	$1,089,337	$337,958	$337,958	$93.12	$(3,026,135)

(1)	Francis E. O’Donnell was the PEO for each of the years in the above table. James A. McNulty was the only Non-PEO NEO for each of the years in the above table.
(2)	Assumes $100 was invested for the period starting December 31, 2022, through the end of the listed year in shares of our common stock.
(3)	Deductions from, and additions to, total compensation as reported in the SCT by year to calculate CAP include:

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for PEO

	2025	2024	2023
Summary Compensation Table Total	$1,115,438	1,137,886	1,089,337
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$-	(3,500)	(3,500)
Plus: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Fiscal Year	$-	3,500	3,500
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$-	-	-
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$-	-	-
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$-	-	-
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$-	-	-
Compensation Actually Paid	$1,115,438	$1,137,886	$1,089,337

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for Non-PEO NEOs

	2025	2024	2023
Summary Compensation Table Total	$353,364	359,756	337,958
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	$-	(6,700)	-
Plus: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Fiscal Year	$-	6,700	-
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	$-	-	-
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$-	-	-
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	$-	-	-
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	$-	-	-
Compensation Actually Paid	$353,364	$359,756	$337,958

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Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between the average Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between the average Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the three most recently completed fiscal years.

Compensation Actually Paid vs. Net Loss
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$(2,900,000)
$(3,000,000)
$(3,100,000)
$(3,200,000)
$(3,300,000)
$(3,400,000)
$(3,500,000)
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Loss

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MANAGEMENT

Our directors and executive officers and their ages as of the date of this Proxy Statement are as follows:

Name	Age	Position
Francis E. O’Donnell	76	Executive Chairman of the Board and Chief Executive Officer
James A. McNulty	76	Interim Chief Financial Officer , Treasurer and Secretary
Samuel J. Sears	82	Director
Niraj Vasisht	62	Director
Michelle Yanez	54	Director
Michael Jerman	42	Director and Audit Committee Financial Expert
Ronald E. Osman	79	Director

For more information about the experience of each of the directors see “Proposal 1: Director Election Proposal.”

James A. McNulty, CPA, was CFO of Mira Pharmaceuticals, Inc. and Telomir Pharmaceuticals, Inc. prior to the respective initial public offerings of the companies in 2023 and 2024. Mr. McNulty was the CEO of MYMD Pharmaceuticals, Inc. until it became a public company in 2020. He serves on the Board of Directors of Lunai Bioworks, Inc. (NASDAQ: LNAI). After leaving public accounting in 1998 after a 26-year career in Tampa as founder of three CPA firms, he served as CFO in the biopharmaceutical industry including 15 years with BioDelivery Sciences International, Inc. (NASDAQ: BDSI). He served five years on the board as Lead Director/Audit Committee Chair of CV Sciences, Inc (OTC: CVSI). He has extensive experience in privately held companies, including five years as a Director of Quantum Technology Sciences, Inc. until its acquisition by a public company, and since 2000 as CFO of Hopkins Capital Group, an affiliation of limited liability companies which engage in venture activities primarily in the development of pharmaceuticals, including as CFO of Defender Pharmaceuticals, Inc. He is a partner in Perfect Golf Event, LLC, an online organizer of approximately 5,000 charity golf events annually. Mr. McNulty’s career in accounting and consulting services includes expert testimony as a Certified Public Accountant, primarily in construction litigation and personal injury cases. He is a 1972 graduate of the University of South Florida.

Board Committees and Director Independence

Director Independence

Of our current directors, we have determined that Samuel J. Sears, Jr., Niraj Vasisht, Michelle Yanez and Michael Jerman are “independent” as defined by NASDAQ Stock Market rules. Accordingly, a majority of our Board is “independent.”

Board Committees

Our Board has established four standing committees - Audit, Nominating and Corporate Governance, Compensation and a Scientific Advisory Board. All standing committees operate under a charter that has been approved by our Board of Directors.

Audit Committee

Our Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, composed of Samuel J. Sears, Jr., Niraj Vasisht, Michelle Yanez and Michael Jerman. All members are independent directors as defined in accordance with Rule 10A-3 of the Exchange Act and the rules of the NASDAQ Stock Market. Mr. Jerman serves as chairman of the committee. The Board has determined that Mr. Jerman is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent registered public accounting firm;

●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees to be provided by the independent registered public accounting firm;

●	monitors the independence of the independent registered public accounting firm and the rotation of partners of the independent auditor on our engagement team as required by applicable regulations;

●	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent registered public accounting firm the results of the annual audit and reviews of our quarterly financial statements; and

●	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

Nominating and Corporate Governance Committee

Our Board has a Nominating and Corporate Governance Committee composed of Samuel J. Sears, Jr., Niraj Vasisht, Ph.D., and Michelle Yanez. Dr. Vasisht serves as the chairman of the committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board for consideration. The Nominating and Corporate Governance Committee has a charter which is reviewed annually. All members are independent directors in accordance with the rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders.

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Compensation Committee

Our Board also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and assists the Board in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and is composed of three members: Samuel J. Sears, Jr., Niraj Vasisht, Ph.D., and Michelle Yanez. Mr. Sears serves as chairman of this committee. All members are independent in accordance with rules of the NASDAQ Stock Market.

Scientific Advisory Board

On October 13, 2023, the Board created a Scientific Advisory Board (“SAB”) to provide input and advice to the Company’s management and to the Board on various aspects of the Company’s clinical development activities and strategies. The duties of the SAB will include but are not limited to advising the Board regarding endorsement to current and planned research and development programs, validating timelines, budget and key milestones; advising the Board about the progress on the approved research and development activities; advising the Board regarding the scientific merit of compounds for licensing and acquisition opportunities; providing strategic advice regarding emerging science, therapeutic trends and foreseeable opportunities; and providing advice to the Company’s scientific team on aspects of the programs as requested.

The Board has entered into a form of consulting agreement with Dr. Elizabeth Billingsley for provision of consulting services related to the Company’s clinical development activities. The Board has appointed Dr. Billingsley as the initial member and Chairperson of the SAB, to be compensated for her time and efforts on behalf of the Company’s SAB pursuant to the terms of the consulting agreement.

Dr. Elizabeth M. Billingsley, MD, is a Professor of Dermatology with Penn State Health Hershey Medical Center, and Penn State College of Medicine. She received her undergraduate degree from Cornell University and her medical degree from Penn State University College of Medicine. She is a Mohs micrographic surgeon with more than 30 years’ experience in Mohs Surgery and skin cancer management. She also has performed numerous clinical trials related to skin cancer. Dr Billingsley is a past president of the American College of Mohs Surgery. She is affiliated with the Gorlin Syndrome Alliance and is a member of their Medical and Scientific Advisory Committee.

Dr. Marc D. Brown, MD, completed a dermatology residency at the University of Michigan in 1987. Following this came a two-year fellowship training for Mohs Surgery and Cutaneous Oncology. He joined the faculty at the University of Rochester Medical Center in 1989 and is a tenured professor of Dermatology and Oncology and is a member of the Wilmot Cancer Center. He served as the director of the Dermatology Residency Program and the Mohs Surgery Fellowship Program at the Rochester Medical Center. He has been included in the Best Doctors in America directory and has published a lengthy list of literature. Dr. Brown performs Mohs surgery on over 2,000 patients per year and has performed a total of more than 50,000 Mohs procedures.

Dr. Allison Vidimos, RPH, MD, was appointed Chairman of the Department of Dermatology at Cleveland Clinic 2005 and Vice Chairman of the Dermatology and Plastic Surgery Institute in 2006. She was appointed Professor of Dermatology, Cleveland Clinic Lerner College of Medicine, Case Western Reserve University in 2011. She became the program director of the Micrographic Surgery and Dermatologic Oncology fellowship in 2013. She was a member of the Scientific Assembly Committee and Membership Committee for the American Academy of Dermatology (AAD) 2012-17. She was elected to the Board of Directors of the AAD in 2022. She served as President of the American College of Mohs Surgery (ACMS) in 2017-2018. Dr. Vidimos received the Frederic Mohs Lifetime Achievement Award in 2021. She was appointed to the Board of Directors for the American Board of Dermatology for 2019-2027 and is a member and Chairman of the board question writing committee for dermatologic surgery. She was elected to the Board of Directors of the Ohio Dermatological Association (ODA) in 2019-21 and is President of ODA 2022-23. Her clinical practice and research encompass skin cancer prevention, diagnosis and treatment, and patient safety.

Dr. Sean R. Christensen, MD, PhD, is an Associate Professor of Dermatology; Director of Resident Education in Dermatologic Surgery; Director of Dermatologic Surgery at Yale Dermatology-Branford. Dr. Christensen has been practicing dermatologic surgery since completing training in 2013. His surgical specialization includes Mohs surgery, treatment of early-stage melanoma, and surgical reconstruction. Additionally, Dr. Christensen focuses on complex skin cancer issues such as field characterization, preventative strategies in high-risk patients and management of advanced or aggressive skin cancer. Dr. Christensen has published extensively on skin cancer pathogenesis and treatment and has experience in clinical trials for basal cell carcinoma. He is a frequent lecturer at national meetings for organizations such as the American Academy of Dermatology and the American College of Mohs surgery and currently serves as the Treasurer for the International Transplant Skin Cancer Collaborative.

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Dr. Ian Maher, MD, is a Professor of Dermatology and Director of Dermatologic Surgery at University of Minnesota. He is board certified in Mohs surgery, specializing in the treatment of a broad range of common and rare skin cancers as well as post-skin cancer reconstruction. Dr. Maher has served on the Boards of multiple national Dermatologic organizations. He has published over 100 peer-reviewed articles.

Board Meetings and Attendance

The Board held two meetings in 2025. The Audit and Compensation Committees met four times in 2025. The were no meetings in 2025 for the Nominating and Corporate Governance Committee or the Scientific Advisory Board. All directors attended the meetings of the Board in 2025.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2025, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons, except the Form 4s for Francis E. O’Donnell, James A. McNulty, Samuel J. Sears, Michelle Yanez, Michael Jerman, and Ronald E. Osman.

Code of Ethics

We have adopted a formal code of ethics that applies to our directors and principal executives and financial officers or persons performing similar functions. A copy of our Code of Ethical Conduct can be found on our website under “Investors” at http://www.inhibitortx.com/.

Family Relationships

No family relationships exist between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer has been involved in the last ten years that are material to an evaluation of the ability or integrity of any director or officer.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee will be a current or former executive officer or employee of ours or any of our subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our compensation committee.

10b5-1 Plan

During the quarterly period ended December 31, 2025, none of our directors or officers (as defined in Rule 16a-1(f) promulgated under the Exchange Act) adopted or terminated any “Rule 10b5-1 trading arrangement” or any “non-Rule 10b5-1 trading arrangement,” as each term is defined in Item 408 of Regulation S-K.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF THE COMPANY

The following table sets forth, as of the date of this Proxy Statement, the ownership of our securities by: (i) each of our directors, (ii) all persons who, to our knowledge, are the beneficial owners of more than 5% of the outstanding shares of common stock, (iii) each of the executive officers, and (iv) all of our directors and executive officers, as a group. Each person named in this table has sole investment power and sole voting power with respect to the shares of common stock set forth opposite such person’s name, except as otherwise indicated.

Name and address of beneficial owners(1)	Amount and nature of beneficial ownership of Common Stock	Approximate percentage of outstanding common stock(2)
Named Executive Officers and Directors
Francis O’Donnell	150,000	*
James McNulty (3)	21,947,192	12.6%
Samuel J. Sears, Jr.	1,229,543	*
Michelle Yanez	1,221,271	*
Niraj Vasisht	200,000	*
Michael Jerman	180,411	*
Ronald E. Osman (5)	23,664,985	13.5%
All directors and executive officers as a group (7 persons)	48,593,402	27.8%
5% Stockholders
TPB 2012 LLC (6)	27,917,250	16%
MOAB Investments LP (6)	10,555,000	6%
Nicholas Virca (7)	8,727,519	5%

*	Less than 1%
(1)	The address of each holder listed below, except as otherwise indicated, is 3014 West Palmira Ave., Suite 302, Tampa, FL 33629.
(2)	Applicable percentages are based on 174,781,968 common shares outstanding, and 990,000 shares to be issued upon the exercise of vested outstanding options, as of the date of this filing. This table is based upon information supplied by officers, directors, and principal stockholders and Schedule 13D(s) and Schedule 13G(s) filed with the SEC. Unless indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(3)	Includes 19,901,057 shares of common stock held by Black Robe Capital LLC, 1,946,135 shares owned personally, as well as 100,000 shares to be issued upon the exercise of vested stock options. Our Interim Chief Financial Officer, Treasurer and Secretary, James A. McNulty, has sole voting and dispositive power over the securities held by Black Robe Capital LLC. Mr. McNulty disclaims beneficial ownership of the shares held by Black Robe Capital LLC, in which he does not have a pecuniary interest.
(4)	No entry
(5)	Includes 23,489,985 shares of common stock held by Ronald E. Osman Irrevocable Trust III.
(6)	Jim Donovan is the Manager of TPB 2012 LLC and MOAB Investments LP, with sole voting and dispositive powers over the subject securities. Mr. Donovan disclaims beneficial ownership of the shares held by TPB 2012 LLC and MOAB Investments LP. The address of TPB 2012 LLC and MOAB Investments LP is 12412 Powerscourt Drive, Suite 35, Saint Louis, MO, 63131.
(7)	Nicholas Virca is the former Chief Executive Officer and President of the Company. Mr. Virca’s address is 449 South 12th Street, Unit 1705 Tampa, FL 33602.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

In February 2024, we engaged Avior to develop a novel oral itraconazole capsule formulation. Avior has completed formulation development and manufactured clinical supplies using its process technology. Avior also conducted a pilot pharmacokinetic (“PK”), safety and tolerability study designed to evaluate two test formulations against a comparator formulation and assess similarity to the pharmacokinetic parameters observed in the HP2001 study. The study was a single-dose, single-center, open-label, randomized, three-way crossover study involving approximately 12 healthy male and female subjects under fasting conditions. The results demonstrated that Test Formulation 2 achieved bioequivalence in point estimates for key pharmacokinetic parameters, including maximum plasma concentration (“Cmax”), area under the concentration-time curve through the last measurable concentration (“AUClast”) and area under the concentration-time curve extrapolated to infinity (“AUCInf”), relative to the reference product supporting the HP2001 study.

Policies and Procedures for Related Person Transactions.

All transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our independent legal counsel.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” the Company’s proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to Inhibitor Therapeutics, Inc., Attn: Chief Executive Officer, 3014 W. Palmira Avenue, Suite 302, Tampa, FL 33629. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company’s at the following address and telephone number: 3014 W. Palmira Avenue, Suite 302, Tampa, FL 33629, 813-864-2562.

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NEXT YEAR’S ANNUAL MEETING

Stockholder Proposals for Inclusion in the Proxy Materials for the 2027 Annual Meeting of Stockholders

For stockholders to present proper proposals (other than nominations of directors) for inclusion in our proxy materials for the 2027 Annual Meeting of stockholders on a timely basis, the relevant information must be received by the Company’s Chief Executive Officer at the principal executive offices of the Company, 3014 W. Palmira Avenue, Suite 302, Tampa, FL 33629, not later than April 19, 2027; provided that in the event that the date of the 2027 Annual Meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of this year’s annual meeting, the relevant information must be received by the Company no later than the deadline set forth in a public announcement made by the Company, which deadline will be a reasonable time after that public announcement and a reasonable time before the Company begins to print and send its proxy materials for the 2027 Annual Meeting. All such proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of the stockholder proposals in company-sponsored proxy materials.

Director Nominations by a Stockholder Intending to Solicit Proxies for the 2027 Annual Meeting of Stockholders

In addition to satisfying all the requirements under the Company’s bylaws, to comply with the SEC’s universal proxy rules for the Company’s 2027 Annual Meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act not later than 60 days prior to the date of the 2027 Annual Meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Chief Executive Officer.

General Requirements

Any proposal must be delivered to, or mailed and received by, the Company’s Chief Executive Officer at the principal executive offices of the Company, in writing and in proper form, and must set forth the information required by the Company’s amended and restated bylaws and applicable requirements under the Exchange Act rules described above. Any adjournment or postponement of an annual meeting for which notice or a public announcement has been given or made shall not commence a new time period (or extend any time period) for the giving of any stockholder’s notice as described in this section entitled “Next Year’s Annual Meeting.”

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02396-P56022 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INHIBITOR THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Francis E. O'Donnell
02) Samuel J. Sears
03) Niraj Vasisht
04) Michelle Yanez
05) Ronald E. Osman
06) Michael Jerman

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

T02397-P56022

INHIBITOR THERAPEUTICS, INC.
Annual Meeting of Stockholders
September 15, 2026 10:00 AM EDT
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Francis E. O'Donnell, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INHIBITOR THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT, on September 15, 2026, virtually at www.virtualshareholdermeeting.com/HPPI2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

ANNEX A

Inhibitor Therapeutics, Inc.

2025 EQUITY INCENTIVE PLAN (Adopted as of October 21, 2025)

1.	Purpose. The purposes of this Plan are to:

(a)	attract, retain, and motivate Employees, Directors, and Consultants,

(b)	provide additional incentives to Employees, Directors, and Consultants, and

(c)	promote the success of the Company’s business,

by providing Employees, Directors, and Consultants with opportunities to acquire the Company’s Shares, or to receive monetary payments based on the value of such Shares. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s Employees, Directors, and Consultants to those of its stockholders.

2.	Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

(b)	“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d)	“Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award granted under the Plan.

(e)	“Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f)	“Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, consulting, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance, or similar agreement containing such definition, “Cause” means:

(i)	any willful, material violation by the Participant of any law or regulation applicable to the business of the Company, a Subsidiary, or other affiliate of the Company;

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(ii)	the Participant’s conviction for, or guilty plea to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, embezzlement, or misappropriation or similar conduct against the Company, a Subsidiary, or other affiliate of the Company;

(iii)	the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, a Subsidiary, other affiliate of the Company, or any other entity having a business relationship with any of the foregoing;

(iv)	any material breach or violation by the Participant of any fiduciary duties or duties of care to the Company or provision of any agreement or understanding between the Company, a Subsidiary, or other affiliate of the Company and the Participant regarding the terms of the Participant’s service as an Employee, officer, Director, or Consultant to the Company, a Subsidiary, or other affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, officer, Director, or Consultant of the Company, a Subsidiary, or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company, a Subsidiary, or other affiliate of the Company and the Participant;

(v)	any willful and continued refusal by the Participant to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Company, a Subsidiary, or other affiliate of the Company and was capable of being lawfully performed;

(vi)	the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vii)	the Participant’s disregard of the policies of the Company, a Subsidiary, or other affiliate of the Company so as to cause loss, harm, damage, or injury to the property, reputation, or employees of the Company, a Subsidiary, or other affiliate of the Company; or

(viii)	any other misconduct by the Participant that is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company, a Subsidiary, or other affiliate of the Company.

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(g)	“Change in Control” means the occurrence of any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation 1.409A-3(i)(5) to the extent required by Code Section 409A.

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(h)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i)	“Company” means Inhibitor Therapeutics, Inc., a Delaware corporation, or any successor thereto.

(j)	“Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(k)	“Director” means a member of the Board.

(l)	“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)	“Effective Date” shall have the meaning set forth in Section 24.

(n)	“Employee” means any person, including officers and Directors, employed by the Company, its Parent, or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)	“Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i)	if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator.

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Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q)	“Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r)	“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s)	“Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)	“Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(u)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v)	“Participant” means the holder of an outstanding Award granted under the Plan.

(w)	“Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x)	“Plan” means this Inhibitor Therapeutics, Inc. 2025 Equity Incentive Plan, as amended and restated.

(y)	“Restricted Stock” means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 or issued pursuant to the early exercise of a Stock Option.

(z)	“Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 10.

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(aa)	“Retirement” means the fulfillment of each of the following conditions:

(i)	the Participant is in good standing with the Company and its affiliates as determined by the Administrator;

(ii)	the Participant voluntarily terminates employment or other service with the Company and its affiliates;

(iii)	at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by twelve (12))) and (B) the Participant’s years of employment or other service with the Company and its affiliates (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by twelve (12)) equals at least sixty-two (62); and

(iv)	at the time of such voluntary termination, the Participant is at least fifty-five (55) years of age and has been employed by or otherwise provided service to the Company and its affiliates for at least five (5) years.

(bb)	“Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(cc)	“Service Provider” means an Employee, Director, or Consultant, including any prospective Employee, Director, or Consultant who has accepted an offer of employment or service and will be an Employee, Director, or Consultant after the commencement of their service.

(dd)	“Stock Appreciation Right” or “SAR” means an Award pursuant to Section 8 that is designated as a SAR.

(ee)	“Shares” means the Company’s shares of common stock, par value of $0.0001 per share.

(ff)	“Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(gg)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(hh)	“Substitute Award” has the meaning set forth in Section 3(d).

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3.	Awards.

(a)	Award Types. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

(b)	Award Agreements. Awards shall be evidenced by Award Agreements (which need not be identical, whether or not Participants are similarly situated) in such forms as the Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreements, the provisions of the Plan shall prevail. The failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such term was duly adopted by the Administrator.

(c)	Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(d)	Substitute Awards. In connection with an entity’s merger or consolidation with the Company, any Subsidiary, or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Plan Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided below in Section 4(c), (d), or (e) below), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under Section 4(f). Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan (so long as not adopted in contemplation of such acquisition or combination), the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan, and shall not reduce the Plan Share Limit (and Shares available for Awards under the Plan as provided below in Section 4(c), (d), or (e) below); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

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4.	Shares Available for Awards.

(a)	Basic Limitation. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be issued under the Plan is Twenty Million (20 million) (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

(b)	Annual Increase in Available Shares. On the first day of each calendar year during the term of the Plan, commencing on January 1, 2027 and continuing until (and including) January 1, 2035, the number of Shares available under the Plan Share Limit shall automatically increase by a number equal to the lesser of (i) One percent (1%) of the total number of Shares issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase and (ii) a number of Shares determined by the Board.

(c)	Awards Not Settled in Shares Delivered to Participant. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of the Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

(d)	Cash-Settled Awards. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(e)	Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(f)	Code Section 422 Limitations. No more than Ten Million (10,000,000) Shares (subject to adjustment pursuant to Section 14) may be issued under the Plan upon the exercise of Incentive Stock Options.

(g)	Non--Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $400,000 for such Service Provider’s first year of service as a Non-Employee Director and $300,000 for each year thereafter. A Non-Employee Director may receive additional equity-based and/or cash-based Awards for other additional services provided to the Company and its affiliates, provided such services are unrelated to service as a Non-Employee Director.

(h)	Share Reserve. The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized for issuance as will be sufficient to satisfy the requirements of the Plan.

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5.	Administration. The Plan will be administered by the Administrator.

(a)	Powers of the Administrator. In addition to other express powers and authorizations conferred on the Administrator by this Plan, its charter, or the Company’s bylaws, the Administrator will, subject to the provisions of the Plan, have the authority, in its discretion to:

(i)	determine Fair Market Value;

(ii)	select the Service Providers to whom Awards may be granted;

(iii)	determine the type or types of Awards to be granted to Participants under the Plan and number of the Shares to be covered by each Award;

(iv)	approve forms of Award Agreements for use under the Plan;

(v)	determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)	construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii)	prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws;

(viii)	modify or amend each Award (subject to Section 18(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

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(ix)	allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of the Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii)	determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiii)	determine whether Awards will be adjusted for dividend equivalents;

(xiv)	create Other Stock-Based Awards for issuance under the Plan;

(xv)	impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi)	make all other determinations and take any other action deemed necessary or advisable for administering the Plan and due compliance with Applicable Laws, stock market or exchange rules or regulations or accounting or tax rules or regulations.

(b)	Prohibition on Repricing. Notwithstanding anything to the contrary in Section 5(a) and except for an adjustment pursuant to Section 14 or a repricing approved by stockholders, in no case may the Administrator (i) amend an outstanding Stock Option or SAR Award to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for an option or SAR with an exercise price that is less than the exercise price of the original Award.

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(c)	Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a committee of two or more Non-Employee Directors.

(d)	Delegation of Authority. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with Applicable Law (except that such delegation shall not apply to any Award for a Participant then covered by Section 16 of the Exchange Act), and the Administrator may delegate to one or more committees of the Board (which may consist solely of one Director) some or all of its authority under this Plan, including the authority to grant all types of Awards, in accordance with Applicable Law. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(e)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all persons, including Participants and any other holders of Awards.

6.	Eligibility. The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7.	Stock Options. The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)	Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant, subject to Section 7(e), or be less than the par value per Share. Notwithstanding the foregoing, in the case of a Stock Option that is a Substitute Award, the exercise price for Shares subject to such Stock Option may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

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(b)	Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition.

(c)	Payment of Exercise Price. To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i)	cash;

(ii)	check;

(iii)	surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv)	if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v)	if approved by the Administrator for a Nonqualified Stock Option, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)	any combination of the foregoing methods of payment.

(d)	Exercise of Stock Option.

(i)	Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

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(ii)	Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

(iii)	Non-Exempt Employees. If a Stock Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Stock Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Stock Option (although the Stock Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (A) if such non-exempt Employee dies or suffers a Disability, (B) upon a Change in Control in which such Stock Option is not assumed, continued, or substituted, or (C) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Stock Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 7(d)(iii) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(iv)	Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for (A) twelve (12) months following the Participant’s termination on account of Disability or death; (B) the remainder of the Stock Option term in the case of an Employee or Director whose termination is on account of Retirement (it being understood that any Incentive Stock Option held by the Participant shall be treated as a Nonqualified Stock Option if exercise is not undertaken within ninety (90) days of the Retirement); or (C) four (4) months following the Participant’s termination for all other terminations. Notwithstanding the foregoing, if a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to a Stock Option, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

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(v)	Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term.

(vi)	Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vii)	Stockholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 or the applicable Award Agreement.

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(e)	Incentive Stock Option Limitations.

(i)	Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000, such Stock Options will be treated as Nonqualified Stock Options. For purposes of this Section 7(e)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii)	In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(iii)	No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(iv)	In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

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8.	Stock Appreciation Rights. The Administrator, at any time and from time to time, may grant SARs to Service Providers. Each SAR shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	SAR Award Agreement. Each SAR Award will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any SAR Award.

(c)	Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of a SAR that is a Substitute Award, the exercise price for Shares subject to such SAR may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d)	Expiration of Stock Appreciation Rights. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d) relating to the maximum term and exercise also will apply to SARs.

(e)	Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	The number of Shares with respect to which the SAR is exercised.

(f)	Payment Form. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares, other securities, or other property of equivalent value, or in some combination thereof.

(g)	Tandem Awards. Any Stock Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Stock Options under this Plan). The Administrator also may award SARs to a Service Provider independent of any Stock Option.

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9.	Restricted Stock. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a)	Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past services to the Company, its Parent, or any Subsidiary, or (iii) any other form of legal consideration (including future services) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

(b)	Restrictions. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent, and, if the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Administrator, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Administrator, the Award shall be null and void ab initio.

(c)	Voting Rights. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d)	Dividends and Other Distributions. During the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e)	Transferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f)	Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

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10.	Restricted Stock Units (RSUs). The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)	RSU Award Agreement. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)	Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

(c)	Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)	Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e)	Voting and Dividend Equivalent Rights. The holders of RSUs shall have no voting rights as the Company’s stockholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f)	Cancellation. On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

11.	Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan, and may include the award of fully vested and unrestricted Shares. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

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12.	Vesting.

(a)	Vesting Conditions. Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. An Award Agreement may provide for accelerated vesting upon certain specified events.

(b)	Performance Criteria. The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

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(c)	Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on the first annual anniversary of the date of grant and the remaining portion vesting quarterly thereafter.

(d)	Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

(e)	In the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its Parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

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14.	Adjustments; Dissolution or Liquidation; Change in Control.

(a)	Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits in Section 4. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Change in Control.

(i)	In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation.

(ii)	Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If a Stock Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period.

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(iii)	For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.	Taxes.

(a)	General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

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(b)	Share Withholding. To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or a Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or a Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c)	Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind. By acceptance of an Award, a Participant waives any and all rights to compensation or damages as a result of the termination of Service for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

(d)	Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. If a Participant is a “specified employee” (within the meaning of Treasury Regulation 1.409A-1(i)) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Code Section 409A is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment or, if earlier, the date of the Participant’s death.

(e)	Deferral of Award Settlement. The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

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(f)	Limitation on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

16.	No Rights as a Service Provider. Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

17.	Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

18.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan. The Administrator may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively.

(b)	Stockholder Approval. The Company may obtain stockholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan or any Award or Award Agreement will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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19.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

20.	Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

21.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.	Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards hereunder are contingent on approval of the Plan by stockholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the stockholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

23.	Choice of Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to any choice of law principles.

24.	Effective Date.

(a)	The Plan shall be effective as of October 21, 2025, the date on which the Plan was adopted by the Board subject to approval by the Company’s shareholders as described in section 22 above (the “Effective Date”).

(b)	Unless terminated earlier under Section 18, this Plan shall terminate on October 21, 2035, ten years after the Effective Date.

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